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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Event Requiring Report: December 18, 2001

                              WORLDBID CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)


               NEVADA                  000-26729               88-0427619
               ------                  ---------               ----------
     (State of Incorporation)         (Commission             (IRS Employer
                                      File Number)           Identification #)


                        810 PEACE PORTAL DRIVE, SUITE 201
                                   BLAINE, WA
                                      98230

                  --------------------------------------------
                    (Address of Principal Executive Offices)

                                 (360) 332-1752
                    ----------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
               ---------------------------------------------------
                     (Registrant's Former Name and Address)

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ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT

None

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

None

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

None

ITEM  4.  CHANGE  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

KPMG LLP (the "Former Accountant") resigned as principal accountants for Worldbid Corporation (the "Company") on December 17, 2001. The Company has engaged Morgan & Company, Chartered Accountants as its principal accountants effective December 18, 2001. The decision to change accountants has been approved by the Company's board of directors.

The Former Accountant's report dated August 9, 2001 on the Company's consolidated financial statements as of and for the fiscal year ended April 30, 2001 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except as indicated in the following paragraph.

The Former Accountant's auditors' report on the consolidated financial statements of the Company as of and for the year ended April 30, 2001 contained a separate paragraph stating that "As discussed in note 1(b) to the financial statements, the Company has suffered net losses and negative cash flows from operations since its inception that raise substantial doubt about its ability to continue as a going concern. Management's plans as to this matter are discussed in Note 1(b)." The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In connection with the audit of the fiscal year ended April 30, 2001 and the subsequent interim period ending July 31, 2001, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their report on the financial statements for such year.

In connection with the audit of the fiscal year ended April 30, 2000 and the subsequent interim period ending July 31, 2001, the Former Accountant did not advise the Company with respect to any of the matters described in paragraphs
(a)(1)(v)(A)  through  (D)  of  Item  304  of  Regulation  S-K.

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The  Company  has provided the Former Accountant with a copy of a draft Form 8-K disclosing the resignation of the Former Accountant on December 17, 2001 and has requested in writing that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. A copy of the Former Accountant's response is attached hereto and incorporated herein by this reference.


ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

None

ITEM  6.  RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

None

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

FINANCIAL  STATEMENTS

None

EXHIBITS

Exhibit 99.1    Letter from KPMG LLP, Chartered Accountants

ITEM  8.  CHANGE  IN  FISCAL  YEAR

None

ITEM  9.  REGULATION  FD  DISCLOSURE

None

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


December  21,  2001                        WORLDBID  CORPORATION


                                           By: /s/ Logan B. Anderson
                                              ------------------------------
                                              Logan B. Anderson
                                              Chief Executive Officer


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